                                 EXHIBIT 99.1
                                 ------------

                             LETTER OF TRANSMITTAL
                               VIALOG CORPORATION
                     NOTICE OF SEPARATION OF 75,000 UNITS
                  (CUSIP #92552X-AA4 AND CUSIP #92-55-2X-AB-2)
            OF VIALOG CORPORATION INTO 12 3/4% SERIES A SENIOR NOTES
                             DUE 2001 AND WARRANTS

                             OFFER TO EXCHANGE ITS
                    12 3/4 % SERIES B SENIOR NOTES DUE 2001
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                    12 3/4 % SERIES A SENIOR NOTES DUE 2001
                            AS DESCRIBED HEREIN, BY

                               VIALOG CORPORATION

               PURSUANT TO THE PROSPECTUS DATED FEBRUARY 12, 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 26, 1998, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 The Exchange Agent For The Exchange Offer Is:

By Hand Or Overnight Delivery:                 By Registered Or Certified Mail:
   State Street Bank and Trust               State Street Bank and Trust Company
        Company
    Corporate Trust Department                   Corporate Trust Department
      2 International Place                        2 International Place
   Boston, Massachusetts 02110                  Boston, Massachusetts 02110
         Attn:  Ken Ring                             Attn:  Ken Ring

                            New York Drop Location
                         State Street Bank and Trust
                                 Company, N.A.
                                  61 Broadway
                       Concourse Level, Corporate Trust
                                    Window
                           New York, New York 10008
                           Facsimile Transmissions:
                         (Eligible Institutions Only)
                                (617) 664-5290
                        To Confirm by Telephone or for
                               Information Call:
                                (617) 664-5558

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than set forth above does not constitute a valid delivery.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     Notice is hereby given to all holders of the 75,000 Units of VIALOG Corporation (the "Company") consisting of 12 3/4% Series A Senior Notes due 2001 and Warrants to purchase 756,645 shares of Common Stock $.01 par value of the Company that the Units have been separated as of the date of Prospectus, defined below in accordance with the terms of the Offering Circular (the "Offering Circular") dated November 6, 1997. See Offering Circular-Description of Units. In connection with the separation of the Units all Units should be tendered to the Exchange Agent pursuant to the terms of this Transmittal Letter. Tenders of Units for separation will also constitute acceptance of the Exchange Offer, defined below, unless otherwise specifically indicated herein.

     The "Exchange Offer" means the offer to exchange 12 3/4% Series B Senior Notes (the "Exchange Notes") of the Company due 2001 which have been registered under the Securities Act of 1933 (the "Exchange Notes") for any and all of the 12 3/4% Series A Senior Notes (the "Old Notes") of the Company due 2001, pursuant to the Prospectus dated February 12, 1998 (the "Prospectus").

     To participate in the Exchange Offer, Holders of Units of the Company (each Unit consisting of one $1,000 principal amount 12 3/4% Series A Notes due 2001 (the "Old Notes") and one warrant (a "Warrant") to purchase 10.0886 shares of Common Stock of the Company ("Common Stock") par value $.01 per share) (a "Unit") must tender the Unit by a (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering," or (b) forwarding Unit Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will (i) verify such acceptance, (ii) execute a book-entry separation of the Unit into its underlying Old Note and Warrants, and (iii) execute a transfer of the Old Notes into Exchange Notes and Warrants, and (iv) execute a transfer of the Exchange Notes and Warrants into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "book-entry confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to

DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Unit Certificates, as well as this Letter of Transmittal (or facsimile thereof), property completed and duly executed, with any required signatures guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. Exchange Agent shall execute a separation and cancellation of the Units in exchange for Exchange Notes and Warrants and deliver the same to the Holders.

     Holders of Units who cannot complete the procedures for delivery by book-entry transfer of such Units on a timely basis or who cannot deliver their Unit Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, must, in order to participate in the Exchange Offer, tender their Units according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

                DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER
          FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT

                    NOTE: SIGNATURES MUST BE PRODUCED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------
DESCRIPTION OF UNITS TENDERED
                                                  Units tendered
If blank, please print name and        (Attach additional list if necessary)
 address of registered holder
--------------------------------------------------------------------------------

                                Unit Certificate  Aggregate  Principal  Number
                                   Number(s)      Principal  Amount of of Shares
                                                  Amount of  Old Notes   of
                                                  Old Notes  Tendered   Common
                                                  Tendered   (if less   Stock
                                                               all)**  included
                                                                      in Warrant

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      TOTAL
                                     AMOUNT
                                    TENDERED
--------------------------------------------------------------------------------
*   Need not be completed by book-entry holders.
--------------------------------------------------------------------------------
** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. All Old Notes held shall be deemed tendered unless a less number is specified in this column. See Instruction 4.
--------------------------------------------------------------------------------


     (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  -----------------------------------------
     DTC Account Number
                       ----------------------------------------------------

     Transaction Code Number
                            -----------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPELTE THE FOLLOWING:

     Name of Registered Holder(s)
                                 -------------------------------------------
     Window Ticket Number (if any)
                                  ------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       ---------------------
     Name of Institution which Guaranteed Delivery
                                                  --------------------------
        If Guaranteed Delivery is to be made By Book-Entry Transfer:

           Name of Tendering Institution
                                         -----------------------------------
           DTC Account Number
                             -----------------------------------------------
           Transaction Code Number
                                  ------------------------------------------
[ ] CHECK HERE IF TENDERED BY B00K-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNITS FOR ITS OWN ACOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ------------------------------------------------------------------------
Address:
        ---------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to VIALOG Corporation, a Massachusetts Corporation (the "Company"), the above described Unit consisting of 12 3/4% Series A Senior Notes Due 2001, (the "Old Notes") and a Warrant to purchase shares of Common Stock of the Company (the "Warrant") in exchange for 12 3/4% Series B Senior Notes Due 2001, (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act") and a Warrant, upon the terms and subject to the conditions set forth in the Prospectus dated February 12, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Units and the underlying Old Notes and Warrant as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Units Certificates consisting of the Old Notes and Warrants to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes and Warrants to be issued in exchange for such Units, (ii) present Unit Certificates for cancellation, separation and transfer Units on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE UNITS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER

ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SPEARATION OF THE UNITS EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES AND WARRANTS TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

          The name(s) and address(es) of the registered holder(s) of the Units tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Units. The Certificate number(s) and the Units that the undersigned wishes to tender should be indicated in the appropriate boxes above.

          If any amount of the tendered Old Notes represented in a tendered Unit are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates for Units are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

          The undersigned understands that tenders of Units consisting of Old Notes and Warrants pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Units, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Units tendered hereby.

          Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer, that such Exchange Notes and Warrants be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes and Warrants to the undersigned at the address shown below the undersigned's signature.

          BY TENDERING UNITS AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE NOTES AND WARRANTS TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS,
(III) THE

UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES OR WARRANTS TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES OR WARRANTS. BY TENDERING UNITS PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF UNITS EVIDENCING OLD NOTES AND WARRANTS WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH UNITS HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH UNITS WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

          Holders of Units whose Old Notes are accepted for exchange will not receive distributions on such Old Notes and the undersigned waive(s) the right to receive any distributions on such Old Notes accumulated from and including November 12, 1997. Accordingly, holders of Exchange Notes as of the record date for the payment of distributions on May 15, 1998 will be entitled to distributions accumulated from and including November 12, 1997.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the separation, sale, assignment and transfer of the Units and underlying Old Notes and Warrants tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNITS CONSISTING OF THE OLD NOTES AND WARANTS AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW) (NOTE:
         SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

          Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Units hereby tendered, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Units to comply with the restrictions on transfer applicable to the Units). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

================================================================================
                           (SIGNATURE(S) OF HOLDER(S))

Date:                    , 1998
     --------------------

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number


--------------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

================================================================================
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date:                    , 1998
     --------------------

Name of Firm
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Notes, or Old Notes or Warrants not tendered are to be issued in the name of someone other than the registered holder of the Units whose name(s) appear(s) above.

Issue

[  ]  Old Notes not tendered to:
                                -----------------------------------------------

[  ]  Warrants to:
                  -------------------------------------------------------------

[  ]  Exchange Notes to:
                        -------------------------------------------------------

Name(s)
       ------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                                (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              -------------------------------------------------
-------------------------------------------------------------------------------
 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))
-------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Notes, Old Notes, or Warrants not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[  ]  Old Notes not tendered to:
                                -----------------------------------------------

[  ]  Warrants to:
                  -------------------------------------------------------------

[  ]  Exchange Notes to:
                        -------------------------------------------------------

Name(s)
       ------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                                (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              -------------------------------------------------
-------------------------------------------------------------------------------
 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, Holders must tender by (a) forwarding Unit Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer to the tendered Units into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust and the Corporation may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book entry transfer to

DTC in accordance with DTC's procedure does not constitute delivery of the book-entry confirmation to the Exchange Agent.

          If the tender is not made through ATOP, Unit Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

          Units consisting of the Old Notes and Warrants may be tendered in whole or in part in the principal amount of the Old Notes of $1,000 and integral multiples of $1,000 in excess thereof, provided that, if any Units are tendered for exchange in part, the untendered principal amount of the Old Note component thereof must be $1,000 or any integral multiple of $1,000 in excess thereof.

          Holders who wish to tender their Units and (i) whose Units are not immediately available or (ii) who cannot deliver their Units, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in this Prospectus)) representing all tendered Units, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in "The Exchange Offer- -Procedures for Tendering" in the Prospectus.

          The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Units to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

          THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

          2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder of the Unit (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Units) of Units tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Units are tendered for the account of a firm that is an Eligible Institution.

          In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

          3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Units Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes evidencing such Unit, the amount of shares of Common Stock of the Warrant and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

          4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Units will be accepted only in the principal amount of the Old Notes of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Units are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. [If less than all the Units evidenced by any Unit Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered". In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your Unit Certificate(s) will only be sent to the holder of the Unit, promptly after the Expiration Date. ALL OLD NOTES AND WARRANTS REPRESENTED

BY UNIT CERTIFICATES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

          Except as otherwise provided herein, tenders of Units may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, and (if Certificates for Units have been tendered) the name of the registered holder of the Units as set forth on the Unit Certificate, if different from that of the person who tendered such Units. If Unit Certificates have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Unit Certificates, the tendering holder must submit the serial numbers shown on the particular Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Units tendered for the account of an Eligible Institution. If Units have been tendered pursuant to the procedures for book entry transfer set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering" the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

          5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

          If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If any tendered Units are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

          If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in- fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of each such person's authority so to act.

          When this Letter of Transmittal is signed by the registered owner(s) of the Units listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes [or warrants] are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Units listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Units may require in accordance with the restrictions on transfer applicable to the Units. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

          6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes [or warrants] are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. [Certificates for Units not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.]

          7. IRREGULARITIES. The Company will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of any Old Note or Warrant included in a Unit, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer" or any conditions or irregularity in any tender of Units of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Units will be deemed to have been validity made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

          8. QUESTIONS, REQUESTS FOR THE ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

          9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Units are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to the Old Note component of the Unit exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

          The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W- 9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

          The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Unit evidencing the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Unit. If the Units are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

          Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

          Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

          10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

          11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Units, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Units for exchange.

          Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Units nor shall any of them incur any liability for failure to give any such notice.

          12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Units have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

          13. SECURITY TRANSFER TAXES. Holders who tender their [Units evidencing] Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Units tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE
                            EXPIRATION DATE.
                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (See Instruction 9)

                                TAXPAYER'S NAME:
                                                ----------------------

--------------------------------------------------------------------------------

SUBSTITUTE                    Part 1--PLEASE PROVIDE             TIN:
Form W-9                      YOUR TIN ON THE LINE     -------------------------
                              AT RIGHT AND CERTIFY     Social Security Number or
                              BY SIGNING AND DATING    Employer Identification
                              BELOW                    Number
                              --------------------------------------------------
Department of the Treasury    [  ]
Internal Revenue PART 2-TIN
Applied For Service Payer's
Request for Taxpayer
Identification Number
("TIN") and Certification
                              --------------------------------------------------
                              CERTIFICATION-UNDER THE PENALTIES OF PERJURY,
                              I CERTIFY THAT:
                              (1) the number shown on this form is my correct
                                  taxpayer identification number (or I am
                                  waiting for a number and to be issued to me).
                              (2) I am not subject to backup withholding either
                                  because (i) I am exempt from backup
                                  withholding; (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withho lding, and
                              (3) any other information provided on this form is
                                  true and correct.

                              Signature                   Date            , 1998
                                       ------------------     ------------

--------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature                                       Date                    , 1998
         ---------------------------------------    --------------------